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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated April 7, 2000, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-59041, 333-59043, 333-47433, 333-03769, 333-03771 and 333-09549).




ARTHUR ANDERSEN LLP



Atlanta, Georgia
April 7, 2000